Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Opportunistic Fixed Income ETF
First Trust TCW Unconstrained Plus Bond ETF

(the “Funds”)

Supplement To the Funds’ Prospectus and Statement of Additional Information

Dated January 3, 2022

Dated August 1, 2022

Notwithstanding anything to the contrary in the Funds’ Prospectus, in order to correct an inadvertent typographical error, the last sentence of the first paragraph of the section entitled Management of the Funds – Management Fee, is deleted in its entirety and replaced with the following:

First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before December 31, 2022, the fee waiver may not be continued past December 31, 2022.

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, in order to correct an inadvertent typographical error, the last sentence of the fourth paragraph of the section entitled Management of the Fund – Investment Advisor, is deleted in its entirety and replaced with the following:

First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before December 31, 2022, the Fee Waiver Agreements may not be continued past December 31, 2022.

Please Keep this Supplement with your Fund Prospectus AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE Reference